Commitments and Contingencies	12 Months Ended
Aug. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 12 - Commitments and Contingencies

The Company has entered into a lease for a production and warehouse facility located in Los Angeles, California to produce such products. The term of the lease is 12 months at a base price of $3,600 per month, beginning August 2019. The total financial obligation for the lease is $43,200.

The Company rents an office space at 520 S. Grand Ave, Suite 320, Los Angeles, California 90071 for $800 per month based on a twelve (12) month lease beginning June 2019. The total financial obligation on the lease is $9,600 a year. The office space is rented from director Robert L. Hymers III, thus this lease is defined as a Related Party Transaction, and thus disclosed herein. This lease is further outlined in Footnote 11- Related Party Transactions.